UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):  March 10, 2005



                           POMEROY IT SOLUTIONS, INC.
                           --------------------------
             (Exact name of registrant as specified in its charter)


Delaware                         0-20022               31-1227808
--------                         -------               ----------
(State  or  other  jurisdiction               (Commission               (IRS
Employer of  incorporation)                    File  Number)
Identification  No.)




                     1020 Petersburg Road, Hebron, KY 41048
                     --------------------------------------
              (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code (859) 586-0600
                                                           --------------

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section  8  -  Other  Events

Item  8.02  Other  Events
-------------------------


Pomeroy IT Solutions, Inc. (NASDAQ:PMRY), a leading national provider of information technology solutions, announced today that Stephen E. Pomeroy, President and CEO, will present at the 21st Century Equity Advisors and Cleary Gull Investment Banking Midwest Invest - Small Cap Investor Conference in Milwaukee on Tuesday, March 15, 2005. The presentation will provide a company overview, preview of 2005 strategy and review financial performance.


Section  9  -  Financial  Statements  and  Exhibits

Item  9.01  (c)  Exhibits
-------------------------

99.2 Press release, dated March 10, 2005, announcing a presentation at the 21st Century Equity Advisors and Cleary Gull Investment Banking Midwest Invest - Small Cap Investor Conference.



                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                              POMEROY  IT  SOLUTIONS,  INC.
                              -----------------------------



Date: March 15, 2005              By:  /s/ Michael E. Rohrkemper
                                  ------------------------------
                                  Michael E. Rohrkemper, Chief Financial Officer
                                  and Chief Accounting Officer